Exhibit 99.2
EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
September 30, 2012
Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratios
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loan Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Adjusted Tangible Equity and Tangible Assets
	Table 10c	Core Deposits
	Table 10d	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Nine Months Ended
(dollars in thousands, except per share amounts)	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Operating Results:
Net interest income	$126,194	$124,984	$110,869	$366,801	$337,472
Provision for loan and lease losses	4,359	5,757	12,258	21,471	39,292
Noninterest income	97,299	74,123	53,357	244,615	172,142
Noninterest expense	183,969	175,783	139,585	518,573	406,535
Net income	22,178	11,172	7,758	45,196	38,969
Net earnings per common share, basic	0.19	0.09	0.08	0.37	0.41
Net earnings per common share, diluted	0.19	0.09	0.08	0.37	0.40
Performance Metrics:
Adjusted net income (1)	$36,185	$36,462	$25,631	$99,901	$75,658
Adjusted net earnings per common share, basic (2)	0.31	0.34	0.27	0.94	0.80
Adjusted net earnings per common share, diluted (2)	0.30	0.33	0.27	0.92	0.78
Yield on interest-earning assets	4.69%	4.80%	5.21%	4.81%	5.45%
Cost of interest-bearing liabilities	1.17%	1.11%	1.34%	1.15%	1.44%
Net interest spread	3.52%	3.69%	3.87%	3.66%	4.01%
Net interest margin	3.66%	3.86%	3.98%	3.82%	4.18%
Return on average assets	0.58%	0.31%	0.25%	0.42%	0.43%
Return on average equity	7.28%	4.11%	3.08%	5.48%	5.10%
Adjusted return on average assets (3)	0.95%	1.01%	0.83%	0.94%	0.83%
Adjusted return on average equity (3)	11.89%	13.41%	10.19%	12.12%	9.91%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets (4)	1.29%	1.46%	1.73%	1.29%	1.73%
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) (5)	0.62%	0.85%	1.41%	0.62%	1.41%
Capital Ratios:
Tier 1 leverage ratio (bank level) (6)	8.0%	8.3%	8.3%	8.0%	8.3%
Tier 1 risk-based capital ratio (bank level) (7)	15.2%	14.8%	14.5%	15.2%	14.5%
Total risk-based capital ratio (bank level) (8)	16.1%	15.8%	15.7%	16.1%	15.7%
Tangible equity to tangible assets (9)	7.5%	7.8%	7.6%	7.5%	7.6%
Deposit Metrics:
Total core deposits as a percentage of total deposits (10)	94.4%	95.6%	97.6%	94.4%	97.6%
Deposit growth (trailing 12 months)	15.8%	8.7%	9.8%	15.8%	9.8%
Banking and Wealth Management Metrics:
Efficiency ratio (11)	59.1%	53.8%	39.9%	52.8%	42.4%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$2,528,611	$2,260,008	$1,580,457	$6,694,894	$3,993,003
Unpaid principal balance of loans serviced for the Company and others	52,308,550	53,274,421	55,792,331	52,308,550	55,792,331
Net Tangible Book Value Per as Converted Common Share:
Excluding accumulated other comprehensive loss (12)	$11.18	$10.97	$11.12	$11.18	$11.12
Including accumulated other comprehensive loss (13)	10.29	10.00	10.19	10.29	10.19
Market Price Per Share of Common Stock:
Closing	$13.77	$10.87		$13.77
High	14.11	12.32		14.11
Low	9.40	10.23		9.40
Period End Balance Sheet Data:
Cash and cash equivalents	$1,619,969	$518,232	$459,278	$1,619,969	$459,278
Investment securities	2,019,511	2,174,423	2,651,096	2,019,511	2,651,096
Loans held for sale	1,403,205	3,178,597	1,792,687	1,403,205	1,792,687
Loans and leases held for investment, net	9,980,257	7,708,037	6,197,664	9,980,257	6,197,664
Total assets	16,509,440	15,040,824	12,550,764	16,509,440	12,550,764
Deposits	11,815,926	10,803,743	10,206,945	11,815,926	10,206,945
Total liabilities	15,251,418	13,859,455	11,577,056	15,251,418	11,577,056
Total shareholders’ equity	1,258,022	1,181,369	973,708	1,258,022	973,708
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain material items that we believe are not reflective of our ongoing business or operating performance, including the Tygris and Bank of Florida acquisitions. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. For 2012, both basic and diluted adjusted net earnings per common share have been adjusted to exclude the impact of the $4.5 million special cash dividend paid in March 2012 to holders of the Series A Preferred Stock and the $1.1 million special cash dividend paid in June 2012 to holders of the Series B Preferred Stock. These special cash dividends were paid in connection with the conversion of all shares of both the Series A Preferred Stock and the Series B Preferred Stock into common stock.

(3)
Adjusted return on average assets equals adjusted net income divided by average total assets and adjusted return on average equity equals adjusted net income divided by average shareholders’ equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(4)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because, as of September 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(5)
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30) equals the ALLL excluding the portion related to loans and leases accounted for under ASC 310-30 divided by loans and leases held for investment excluding loans and leases accounted for under ASC 310-30. For more detailed information on the ALLL, see Table 8a and Table 8b.

(6)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10d.

(7)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10d.

(8)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10d.

(9)
Calculated as tangible shareholders’ equity divided by tangible assets, after deducting goodwill and intangible assets from the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders’ equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders’ equity and a reconciliation of tangible assets to total assets, see Table 10b.

(10)
We measure core deposits as a percentage of total deposits to monitor the amount of our deposits that we believe demonstrate characteristics of being long-term, stable sources of funding. We define core deposits as deposits in which we interface directly with our customers. These deposits include demand deposits, negotiable order of withdrawal accounts, other transaction accounts, escrow deposits, money market deposit accounts, savings deposits, and time deposits where we maintain a primary customer relationship. Our definition of core deposits differs from regulatory and industry definitions, which generally exclude time deposits with balances greater than $100,000 and/or deposits generated from sources under which marketing fees are paid as a percentage of the deposit. Because the balances held by our customers and methods by which we pay our marketing sources have not impacted the stability of our funding sources, in our determination of what constitutes a “core” deposit, we have focused on what we believe drives funding stability, i.e., whether we maintain the primary customer relationships. We occasionally participate in Promontory Interfinancial Network, LLC’s CDARS One-Way BuySM products and bulk orders of master certificates through deposit brokers, including investment banking and brokerage firms, to manage our liquidity needs. Because these deposits do not allow us to maintain the primary customer relationship, we do not characterize such deposits as core deposits. For a reconciliation of core deposits to total deposits, see Table 10c.

(11)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment. For additional information on the efficiency ratio, see Table 9.

(12)
Calculated as adjusted tangible shareholders’ equity divided by shares of common stock. Adjusted tangible shareholders’ equity equals shareholders’ equity less goodwill, other intangible assets and accumulated other comprehensive loss (see Table 10b). Net tangible book value per as converted common share is calculated using a denominator that includes actual period end common shares outstanding and additional common shares assuming conversion of all outstanding preferred stock to common stock. Net tangible book value per as converted common share excluding accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

(13)
Calculated as tangible shareholders’ equity divided by shares of common stock. Tangible shareholders’ equity equals shareholders’ equity less goodwill and other intangible assets (see Table 10b). Net tangible book value per as converted common share is calculated using a denominator that includes actual period end common shares outstanding and additional common shares assuming conversion of all outstanding preferred stock to common stock. Net tangible book value per as converted common share including accumulated other comprehensive loss is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Interest Income
Interest and fees on loans and leases	$140,230	$135,816	$116,899	$400,824	$358,419
Interest and dividends on investment securities	20,879	20,699	27,201	62,127	82,778
Other interest income	152	82	197	338	1,312
Total interest income	161,261	156,597	144,297	463,289	442,509
Interest Expense
Deposits	22,491	20,419	23,959	63,884	75,559
Other borrowings	12,576	11,194	9,469	32,604	29,478
Total interest expense	35,067	31,613	33,428	96,488	105,037
Net Interest Income	126,194	124,984	110,869	366,801	337,472
Provision for loan and lease losses	4,359	5,757	12,258	21,471	39,292
Net Interest Income after Provision for Loan and Lease Losses	121,835	119,227	98,611	345,330	298,180
Noninterest Income
Loan servicing fee income	42,341	42,483	48,390	130,380	144,023
Amortization and impairment of mortgage servicing rights	(54,521)	(64,277)	(44,053)	(163,281)	(88,270)
Net loan servicing income (loss)	(12,180)	(21,794)	4,337	(32,901)	55,753
Gain on sale of loans	85,748	69,926	20,921	203,851	39,854
Loan production revenue	10,528	9,852	6,518	27,817	18,513
Deposit fee income	4,671	5,828	7,803	16,738	19,398
Other lease income	7,103	8,822	7,095	24,588	22,163
Other	1,429	1,489	6,683	4,522	16,461
Total noninterest income	97,299	74,123	53,357	244,615	172,142
Noninterest Expense
Salaries, commissions and other employee benefits expense	85,399	76,277	57,757	228,266	171,451
Equipment expense	17,574	16,889	13,608	50,411	36,077
Occupancy expense	6,619	6,017	5,237	17,985	14,808
General and administrative expense	74,377	76,600	62,983	221,911	184,199
Total noninterest expense	183,969	175,783	139,585	518,573	406,535
Income before Income Taxes	35,165	17,567	12,383	71,372	63,787
Provision for Income Taxes	12,987	6,395	4,625	26,176	24,818
Net Income	$22,178	$11,172	$7,758	$45,196	$38,969

Net Income Allocated to Participating Preferred Stock	$—	$1,685	$1,598	$8,564	$8,420
Net Income Allocated to Common Shareholders	$22,178	$9,487	$6,160	$36,632	$30,549
Net Earnings per Common Share, Basic	$0.19	$0.09	$0.08	$0.37	$0.41
Net Earnings per Common Share, Diluted	$0.19	$0.09	$0.08	$0.37	$0.40
Dividends Declared per Common Share	$0.02	$—	$—	$0.02	$—

Weighted Average Common Shares Outstanding
(units in thousands)
Basic	118,038	100,779	74,996	98,387	74,842
Diluted	119,591	102,574	77,709	100,268	77,667

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands, except per share data)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Assets
Cash and due from banks	$53,357	$39,689	$29,142	$31,441	$58,231
Interest-bearing deposits in banks	1,566,612	478,543	355,581	263,540	401,047
Total cash and cash equivalents	1,619,969	518,232	384,723	294,981	459,278
Investment securities:
Available for sale, at fair value	1,722,556	1,850,526	1,937,748	1,903,922	2,387,672
Held to maturity	170,804	190,615	190,642	189,518	183,518
Other investments	126,151	133,282	99,915	98,392	79,906
Total investment securities	2,019,511	2,174,423	2,228,305	2,191,832	2,651,096
Loans held for sale	1,403,205	3,178,597	2,530,966	2,725,286	1,792,687
Loans and leases held for investment:
Covered by loss share or indemnification agreements	671,420	727,708	788,129	841,146	911,756
Not covered by loss share or indemnification agreements	9,385,306	7,057,722	6,535,058	5,678,135	5,369,735
Loans and leases held for investment, net of unearned income	10,056,726	7,785,430	7,323,187	6,519,281	6,281,491
Allowance for loan and lease losses	(76,469)	(77,393)	(78,254)	(77,765)	(83,827)
Total loans and leases held for investment, net	9,980,257	7,708,037	7,244,933	6,441,516	6,197,664
Equipment under operating leases, net	55,532	61,811	67,899	56,399	42,954
Mortgage servicing rights (MSR), net	381,773	415,962	462,420	489,496	519,828
Deferred income taxes, net	183,943	163,561	143,218	151,634	127,282
Premises and equipment, net	64,789	52,037	45,744	43,738	43,186
Other assets	800,461	768,164	666,613	646,796	716,789
Total Assets	$16,509,440	$15,040,824	$13,774,821	$13,041,678	$12,550,764
Liabilities
Deposits
Noninterest-bearing	$1,475,204	$1,356,769	$1,367,592	$1,234,615	$1,284,567
Interest-bearing	10,340,722	9,446,974	9,185,368	9,031,148	8,922,378
Total deposits	11,815,926	10,803,743	10,552,960	10,265,763	10,206,945
Other borrowings	2,823,927	2,503,636	1,706,298	1,257,879	782,287
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	507,815	448,326	417,124	446,621	484,074
Total Liabilities	15,251,418	13,859,455	12,780,132	12,074,013	11,577,056
Shareholders’ Equity
Series A 6% Cumulative Convertible Preferred Stock	—	—	—	2	2
Series B 4% Cumulative Convertible Preferred Stock	—	—	1	1	1
Common Stock	1,206	1,165	780	751	750
Additional paid-in capital	812,823	762,422	562,327	561,247	560,547
Retained earnings	550,724	530,876	520,777	513,413	499,711
Accumulated other comprehensive loss	(106,731)	(113,094)	(89,196)	(107,749)	(87,303)
Total Shareholders’ Equity	1,258,022	1,181,369	994,689	967,665	973,708
Total Liabilities and Shareholders’ Equity	$16,509,440	$15,040,824	$13,774,821	$13,041,678	$12,550,764

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates								Table 4
	Three Months Ended September 30, 2012			Three Months Ended June 30, 2012			Three Months Ended September 30, 2011
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$236,378	$152	0.26%	$128,325	$82	0.26%	$311,803	$198	0.25%
Investment securities	1,984,778	20,379	4.10%	2,108,672	20,137	3.82%	2,825,922	27,050	3.83%
Other investments	121,315	501	1.64%	122,919	562	1.84%	85,144	151	0.70%
Loans held for sale	2,750,575	32,508	4.73%	2,974,918	37,446	5.03%	1,127,316	12,693	4.50%
Loans and leases held for investment:
Residential mortgages	5,690,121	60,381	4.24%	5,225,570	53,390	4.09%	4,860,607	55,120	4.54%
Commercial and commercial real estate	2,045,963	23,869	4.57%	1,642,813	20,324	4.89%	1,131,431	16,667	5.76%
Lease financing receivables	692,643	21,218	12.25%	621,667	21,298	13.70%	482,816	29,803	24.69%
Home equity lines	186,179	2,190	4.68%	191,673	3,297	6.92%	208,132	2,552	4.86%
Consumer and credit card	8,375	63	2.99%	8,045	61	3.05%	8,468	63	2.95%
Total loans and leases held for investment	8,623,281	107,721	4.97%	7,689,768	98,370	5.11%	6,691,454	104,205	6.21%
Total interest-earning assets	13,716,327	$161,261	4.69%	13,024,602	$156,597	4.80%	11,041,639	$144,297	5.21%
Noninterest-earning assets	1,459,268			1,437,511			1,352,254
Total assets	$15,175,595			$14,462,113			$12,393,893
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,312,731	$4,456	0.77%	$2,123,862	$3,816	0.72%	$2,042,096	$4,479	0.87%
Market-based money market accounts	430,420	822	0.76%	435,496	823	0.76%	485,429	1,136	0.93%
Savings and money market accounts, excluding market-based	4,157,713	8,115	0.78%	3,861,879	7,266	0.76%	3,750,652	8,256	0.87%
Market-based time	815,528	2,029	0.99%	851,735	1,905	0.90%	1,028,829	2,303	0.89%
Time, excluding market-based	2,229,888	7,069	1.26%	1,940,577	6,609	1.37%	1,722,143	7,785	1.79%
Total deposits	9,946,280	22,491	0.90%	9,213,549	20,419	0.89%	9,029,149	23,959	1.05%
Borrowings:
Trust preferred securities	103,750	1,498	5.74%	103,750	1,607	6.23%	103,750	1,652	6.32%
FHLB advances	1,803,605	10,852	2.39%	2,068,750	9,500	1.85%	730,879	7,729	4.20%
Repurchase agreements	53,244	220	1.64%	20,283	87	1.73%	20,524	88	1.70%
Other	3	6	N.M.	—	—	0.00%	2	—	0.00%
Total interest-bearing liabilities	11,906,882	35,067	1.17%	11,406,332	31,613	1.11%	9,884,304	33,428	1.34%
Noninterest-bearing demand deposits	1,591,087			1,462,506			1,126,875
Other noninterest-bearing liabilities	459,815			505,365			362,097
Total liabilities	13,957,784			13,374,203			11,373,276
Total shareholders’ equity	1,217,811			1,087,910			1,020,617
Total liabilities and shareholders’ equity	$15,175,595			$14,462,113			$12,393,893
Net interest income/spread		$126,194	3.52%		$124,984	3.69%		$110,869	3.87%
Net interest margin			3.66%			3.86%			3.98%

Memo: Total deposits including non-interest bearing	$11,537,367	$22,491	0.78%	$10,676,055	$20,419	0.77%	$10,156,024	$23,959	0.94%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

(4)	N.M. indicates not meaningful.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense							Table 5
	Three Months Ended					Nine Months Ended
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011
Professional fees	$14,889	$19,319	$15,610	$18,584	$16,398	$49,818	$45,283
Credit-related expenses:
Foreclosure and OREO expense	19,639	14,969	10,959	11,309	3,333	45,567	23,997
Other credit-related expenses	5,425	5,806	11,810	8,585	13,883	23,041	38,959
FDIC premium assessment and other agency fees	10,080	9,352	9,261	6,397	12,402	28,693	22,635
Advertising and marketing expense	10,340	8,646	5,907	5,360	4,175	24,893	12,307
Other	14,004	18,508	17,387	17,083	12,792	49,899	41,018
Total general and administrative expense	$74,377	$76,600	$70,934	$67,318	$62,983	$221,911	$184,199

EverBank Financial Corp and Subsidiaries
Investment Securities					Table 6a
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - agency	$73	$77	$87	$104	$242,916
Residential CMO securities - nonagency	1,714,204	1,842,331	1,929,794	1,895,818	2,136,518
Residential mortgage-backed securities (MBS) - agency	263	281	308	338	373
Other	8,016	7,837	7,559	7,662	7,865
Total investment securities available for sale	1,722,556	1,850,526	1,937,748	1,903,922	2,387,672
Held to maturity (at amortized cost):
Residential CMO securities - agency	132,946	146,163	151,919	159,882	156,491
Residential MBS - agency	32,871	34,176	28,263	19,132	22,041
Other	4,987	10,276	10,460	10,504	4,986
Total investment securities held to maturity	170,804	190,615	190,642	189,518	183,518
Other investments	126,151	133,282	99,915	98,392	79,906
Total investment securities	$2,019,511	$2,174,423	$2,228,305	$2,191,832	$2,651,096

Loans and Leases Held for Investment					Table 6b
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Residential mortgages	$6,807,399	$5,060,942	$5,277,707	$4,556,841	$4,394,958
Commercial and commercial real estate	2,315,494	1,846,689	1,237,376	1,165,384	1,153,781
Lease financing receivables	742,332	681,205	605,763	588,501	518,483
Home equity lines	183,692	188,820	195,178	200,112	205,865
Consumer and credit card	7,809	7,774	7,163	8,443	8,404
Loans and leases held for investment, net of unearned income	10,056,726	7,785,430	7,323,187	6,519,281	6,281,491
Allowance for loan and lease losses	(76,469)	(77,393)	(78,254)	(77,765)	(83,827)
Total loans and leases held of investment, net	$9,980,257	$7,708,037	$7,244,933	$6,441,516	$6,197,664
The balances presented above include:
Net purchased loan and lease discounts	$188,924	$180,779	$203,100	$237,170	$252,937
Net deferred loan and lease origination costs	$22,282	$20,366	$20,202	$19,057	$17,059

Deposits					Table 6c
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Noninterest-bearing demand	$1,475,204	$1,356,769	$1,367,592	$1,234,615	$1,284,567
Interest-bearing demand	2,423,689	2,158,937	2,123,042	2,124,306	2,065,199
Market-based money market accounts	427,852	434,015	444,667	455,204	487,914
Savings and money market accounts, excluding market-based	4,311,055	3,959,874	3,817,780	3,759,045	3,772,368
Market-based time	803,463	832,474	883,372	901,053	942,906
Time, excluding market-based	2,374,663	2,061,674	1,916,507	1,791,540	1,653,991
Total deposits	$11,815,926	$10,803,743	$10,552,960	$10,265,763	$10,206,945

EverBank Financial Corp and Subsidiaries
Non-Performing Assets (1)					Table 7
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Non-accrual loans and leases:
Residential mortgages	$75,355	$66,956	$74,810	$81,594	$74,194
Commercial and commercial real estate	85,306	95,882	89,576	104,829	92,966
Lease financing receivables	2,018	1,295	1,861	2,385	1,745
Home equity lines	4,492	4,256	3,771	4,251	3,803
Consumer and credit card	479	573	571	419	471
Total non-accrual loans and leases	167,650	168,962	170,589	193,478	173,179
Accruing loans 90 days or more past due	1,973	1,800	5,119	6,673	4,808
Total non-performing loans (NPL)	169,623	170,762	175,708	200,151	177,987
Other real estate owned (OREO)	43,612	49,248	49,304	42,664	39,431
Total non-performing assets (NPA)	213,235	220,010	225,012	242,815	217,418
Troubled debt restructurings (TDR) less than 90 days past due	82,030	93,184	92,954	92,628	89,129
Total NPA and TDR (1)	$295,265	$313,194	$317,966	$335,443	$306,547

Total NPA and TDR	$295,265	$313,194	$317,966	$335,443	$306,547
Government-insured 90 days or more past due still accruing	1,684,550	1,647,567	1,530,665	1,570,787	883,478
Bank of Florida loans accounted for under ASC 310-30:
90 days or more past due	117,506	140,797	146,379	149,743	159,767
OREO	18,557	20,379	22,852	19,456	19,616
Total regulatory NPA and TDR	$2,115,878	$2,121,937	$2,017,862	$2,075,429	$1,369,408
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1)
NPL to total loans	1.49%	1.57%	1.80%	2.18%	2.23%
NPA to total assets	1.29%	1.46%	1.63%	1.86%	1.73%
NPA and TDR to total assets	1.79%	2.08%	2.31%	2.57%	2.44%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	17.32%	18.00%	18.95%	20.95%	15.28%
NPA to total assets	12.32%	13.49%	13.97%	15.20%	10.20%
NPA and TDR to total assets	12.82%	14.11%	14.65%	15.91%	10.91%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of September 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries
Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
ALLL, beginning of period	$77,393	$78,254	$77,765	$83,827	$89,209
Charge-offs:
Residential mortgages	3,868	4,139	6,694	12,242	9,778
Commercial and commercial real estate	2,636	1,710	2,294	2,475	6,058
Lease financing receivables	805	917	1,181	770	1,473
Home equity lines	1,215	484	1,108	1,727	763
Consumer and credit card	61	40	11	12	41
Total charge-offs	8,585	7,290	11,288	17,226	18,113
Recoveries:
Residential mortgages	52	162	143	23	12
Commercial and commercial real estate	3,023	411	168	649	792
Lease financing receivables	159	29	36	65	38
Home equity lines	52	55	61	11	2
Consumer and credit card	16	15	14	14	16
Total recoveries	3,302	672	422	762	860
Net charge-offs	5,283	6,618	10,866	16,464	17,253
Provision for loan and lease losses	4,359	5,757	11,355	10,412	12,258
Other	—	—	—	(10)	(387)
ALLL, end of period	$76,469	$77,393	$78,254	$77,765	$83,827
Net charge-offs to average loans held for investment	0.25%	0.34%	0.65%	1.03%	1.03%

Allowance for Loan and Lease Losses Ratios					Table 8b
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
ALLL	$76,469	$77,393	$78,254	$77,765	$83,827
Loans and leases held for investment	10,056,726	7,785,430	7,323,187	6,519,281	6,281,491
ALLL as a percentage of loans and leases held for investment	0.76%	0.99%	1.07%	1.19%	1.33%
ALLL excluding portion related to loans and leases accounted for under ASC 310-30	$55,288	$57,075	$58,625	$61,776	$71,799
Loans and leases held for investment excluding loans and leases accounted for under ASC 310-30	8,927,383	6,719,271	6,223,630	5,360,105	5,074,761
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)	0.62%	0.85%	0.94%	1.15%	1.41%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Loan origination repurchase reserves, beginning of period	$34,000	$35,000	$32,000	$33,001	$33,209
Provision for new sales/securitizations	(13)	306	384	139	19
Provision for changes in estimate of existing reserves	1,703	1,121	5,850	1,198	2,617
Net realized losses on repurchases	(4,690)	(2,427)	(3,234)	(2,338)	(2,844)
Loan origination repurchase reserves, end of period	$31,000	$34,000	$35,000	$32,000	$33,001
Quarters of coverage at trailing 4 quarter realized loss rate	10	13	11	10

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Loan servicing repurchase reserves, beginning of period	$27,640	$30,427	$30,364	$28,799	$25,144
Provision for change in estimate of existing reserves	3,032	2,868	3,031	6,280	10,122
Net realized losses on repurchases	(3,363)	(5,655)	(2,968)	(4,715)	(6,467)
Loan servicing repurchase reserves, end of period	$27,309	$27,640	$30,427	$30,364	$28,799
Quarters of coverage at trailing 4 quarter realized loss rate	7	6	6	7

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 9
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended September 30, 2012
Net interest income	$114,587	$13,105	$(1,498)	$—	$126,194
Provision for loan and lease losses	3,547	812	—	—	4,359
Net interest income after provision for loan and lease losses	111,040	12,293	(1,498)	—	121,835
Noninterest income	20,608	76,693	(2)	—	97,299
Noninterest expense:
Foreclosure and OREO expense	17,463	2,176	—	—	19,639
Other credit-related expenses	1,879	3,544	2	—	5,425
All other noninterest expense	60,526	65,900	32,479	—	158,905
Income (loss) before income tax	51,780	17,366	(33,981)	—	35,165
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	178	—	—	—	178
MSR impairment	—	18,229	—	—	18,229
Transaction and non-recurring regulatory related expense	—	1,657	2,527	—	4,184
Adjusted income (loss) before income tax	51,958	37,252	(31,454)	—	57,756
Total assets as of September 30, 2012	14,696,893	1,838,964	129,141	(155,558)	16,509,440
Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	59.1%				82.3%
excluding foreclosure, OREO expenses and other credit-related expenses	44.8%				71.1%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	59.1%				74.4%
excluding foreclosure, OREO expenses and other credit-related expenses	44.8%				64.0%

Three Months Ended June 30, 2012
Net interest income	$114,801	$11,790	$(1,607)	$—	$124,984
Provision for loan and lease losses	5,041	716	—	—	5,757
Net interest income after provision for loan and lease losses	109,760	11,074	(1,607)	—	119,227
Noninterest income	25,605	48,524	(6)	—	74,123
Noninterest expense:
Foreclosure and OREO expense	12,378	2,591	—	—	14,969
Other credit-related expenses	1,604	4,193	9	—	5,806
All other noninterest expense	61,564	60,686	32,758	—	155,008
Income (loss) before income tax	59,819	(7,872)	(34,380)	—	17,567
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	747	—	—	—	747
MSR impairment	—	30,135	—	—	30,135
Transaction and non-recurring regulatory related expense	—	5,461	4,448	—	9,909
Adjusted income (loss) before income tax	60,566	27,724	(29,932)	—	58,358
Total assets as of June 30, 2012	13,327,046	1,902,152	124,406	(312,780)	15,040,824
Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	53.8%				88.3%
excluding foreclosure, OREO expenses and other credit-related expenses	43.8%				77.9%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	53.8%				72.4%
excluding foreclosure, OREO expenses and other credit-related expenses	43.8%				63.3%

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information				Table 9 (continued)
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended September 30, 2011
Net interest income	$104,266	$8,255	$(1,652)	$—	$110,869
Provision for loan and lease losses	13,119	(861)	—	—	12,258
Net interest income after provision for loan and lease losses	91,147	9,116	(1,652)	—	98,611
Noninterest income	24,403	28,956	(2)	—	53,357
Noninterest expense:
Foreclosure and OREO expense	(2,328)	5,660	1	—	3,333
Other credit-related expenses	2,748	11,135	—	—	13,883
All other noninterest expense	50,931	42,046	29,392	—	122,369
Income (loss) before income tax	64,199	(20,769)	(31,047)	—	12,383
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	482	—	—	—	482
MSR impairment	—	20,684	—	—	20,684
Transaction and non-recurring regulatory related expense	—	2,432	5,233	—	7,665
Adjusted income (loss) before income tax	64,681	2,347	(25,814)	—	41,214
Total assets as of September 30, 2011	11,033,090	1,618,689	140,260	(241,275)	12,550,764
Efficiency Ratios:
GAAP basis:
including foreclosure, OREO expenses and other credit-related expenses	39.9%				85.0%
excluding foreclosure, OREO expenses and other credit-related expenses	39.6%				74.5%
Adjusted basis:
including foreclosure, OREO expenses and other credit-related expenses	39.9%				71.3%
excluding foreclosure, OREO expenses and other credit-related expenses	39.6%				62.0%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Nine Months Ended
(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011
Net income	$22,178	$11,172	$11,846	$13,760	$7,758	$45,196	$38,969
Gain on repurchase of trust preferred securities, net of tax	—	—	—	—	—	—	(2,910)
Transaction expense, net of tax	1,268	2,363	821	802	2,108	4,452	8,204
Non-recurring regulatory related expense, net of tax	1,326	3,780	3,063	3,529	2,643	8,169	4,296
Decrease in fair value of Tygris indemnification asset resulting from a decrease in estimated future credit losses, net of tax	—	—	—	—	—	—	5,382
Increase in Bank of Florida non-accretable discount, net of tax	111	463	2,135	2,208	298	2,709	799
Impact of change in ALLL methodology, net of tax	—	—	—	—	—	—	1,178
Early adoption of TDR guidance and policy change, net of tax	—	—	—	—	—	—	6,225
MSR impairment, net of tax	11,302	18,684	9,389	11,638	12,824	39,375	12,824
Tax expense related to revaluation of Tygris net unrealized built-in losses	—	—	—	—	—	—	691
Adjusted net income	$36,185	$36,462	$27,254	$31,937	$25,631	$99,901	$75,658

Tangible Equity, Adjusted Tangible Equity and Tangible Assets					Table 10b

(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Shareholders’ equity	$1,258,022	$1,181,369	$994,689	$967,665	$973,708
Less:
Goodwill	10,238	10,238	10,238	10,238	10,238
Intangible assets	6,348	6,700	7,052	7,404	7,756

Tangible equity	$1,241,436	$1,164,431	$977,399	$950,023	$955,714
Less:
Accumulated other comprehensive loss	(106,731)	(113,094)	(89,196)	(107,749)	(87,303)

Adjusted tangible equity	$1,348,167	$1,277,525	$1,066,595	$1,057,772	$1,043,017

Total assets	$16,509,440	$15,040,824	$13,774,821	$13,041,678	$12,550,764
Less:
Goodwill	10,238	10,238	10,238	10,238	10,238
Intangible assets	6,348	6,700	7,052	7,404	7,756

Tangible assets	$16,492,854	$15,023,886	$13,757,531	$13,024,036	$12,532,770

Core Deposits					Table 10c

(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Total deposits	$11,815,926	$10,803,743	$10,552,960	$10,265,763	$10,206,945
Less:
Brokered deposits	445,926	180,277	258,285	225,122	212,793
CDARS One-Way Buy SM time deposits	216,036	298,915	217,898	273,266	34,539

Core deposits	$11,153,964	$10,324,551	$10,076,777	$9,767,375	$9,959,613

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10d
(dollars in thousands)		September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Shareholders’ equity		$1,339,669	$1,263,687	$1,099,404	$1,070,887	$1,078,080
Less:	Goodwill and other intangibles	(16,586)	(16,938)	(17,290)	(17,642)	(17,994)
	Disallowed servicing asset	(33,366)	(36,650)	(40,783)	(38,925)	(36,570)
	Disallowed deferred tax asset	(69,412)	(70,357)	(71,302)	(71,803)	(72,147)
Add:	Accumulated losses on securities and cash flow hedges	103,238	110,101	86,981	105,682	85,525
Tier 1 capital		1,323,543	1,249,843	1,057,010	1,048,199	1,036,894
Less:	Low-level recourse and residual interests	—	—	(20,424)	(21,587)	(20,431)
Add:	Allowance for loan and lease losses	76,469	77,393	78,254	77,765	83,826
Total regulatory capital		$1,400,012	$1,327,236	$1,114,840	$1,104,377	$1,100,289

Adjusted total assets		$16,488,067	$15,022,729	$13,731,482	$13,081,401	$12,550,738
Risk-weighted assets		8,701,164	8,424,290	7,311,556	7,043,371	7,007,339